GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated August 22, 2024
to the Prospectus, Summary Prospectuses, and Statement of Additional Information ("SAI")
Dated May 1, 2024, as supplemented

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund only:

Effective September 1, 2024 (the "Effective Date"), Andrew Liggio, CFA, will no longer serve as a portfolio manager of Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund. All references and corresponding disclosure related to Mr. Liggio in the Prospectus, Summary Prospectuses and the SAI are hereby deleted as of the Effective Date.

Danielle DePippo, CFA, John Gargana, David Padulo, CFA and Demetrios Tsaparas, CFA will remain as portfolio managers of Guardian Core Fixed Income VIP Fund and Guardian U.S. Government Securities VIP Fund.

Robert J. Crimmins, Danielle DePippo, CFA, John Gargana, David Padulo, CFA and Demetrios Tsaparas, CFA will remain as portfolio managers of Guardian Multi-Sector Bond VIP Fund and Guardian Total Return Bond VIP Fund.

Danielle DePippo, CFA, John Gargana, David Padulo, CFA, Demetrios Tsaparas, CFA and Martin Vernon will remain as portfolio managers of Guardian Short Duration Bond VIP Fund.

Guardian Large Cap Disciplined Value VIP Fund only:

As of the Effective Date, David J. Pyle, CFA, will no longer serve as a portfolio manager of Guardian Large Cap Disciplined Value VIP Fund. All references and corresponding disclosure related to Mr. Pyle in the Prospectus, Summary Prospectus and the SAI are hereby deleted as of the Effective Date.

David T. Cohen, CFA, Mark E. Donovan, CFA and Joshua White, CFA will remain as portfolio managers of Guardian Large Cap Disciplined Value VIP Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.